UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 2, 2016

Brocade Communications Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
130 Holger Way
San Jose, CA 95134-1376
(Address, including zip code, of principal executive offices)
(408) 333-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 2, 2016, Brocade Communications Systems, Inc. (“Brocade” or the “Company”) issued a press release regarding preliminary financial results for the second fiscal quarter ended April 30, 2016. A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.
The information in Item 2.02 and Item 9.01 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), solely as a result of being included in Exhibit 99.1.

Item 8.01 Other Events.
As referenced in Item 2.02 above, on May 2, 2016, the Company announced preliminary financial results for its second fiscal quarter ended April 30, 2016. The Company expects second quarter total revenue to be within the range of $518 million to $528 million and non-GAAP diluted earnings per share to be within the range of $0.21 to $0.23.
The information in Item 8.01 of this Current Report on Form 8-K is filed for purposes of Section 18 of the Exchange Act and may be incorporated by reference into filings under the Securities Act.
Use of Non-GAAP Financial Measures
To supplement diluted earnings per share presented on a GAAP basis, the Company provides non-GAAP diluted earnings per share. An explanation of the ways in which management of the Company uses non-GAAP diluted earnings per share, the substance behind management’s decision to use non-GAAP diluted earnings per share, the material limitations associated with the use of non-GAAP diluted earnings per share, the manner in which management compensates for those limitations, and the substantive reasons why management believes that non-GAAP diluted earnings per share provides useful information to investors is included under “Non-GAAP Financial Measures” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for diluted earnings per share prepared in accordance with GAAP.
An estimate of GAAP diluted earnings per share for the second fiscal quarter ended April 30, 2016 has not been provided as the Company has not yet completed its accounting for the period. Similarly, a reconciliation of non-GAAP diluted earnings per share to GAAP diluted earnings per share is not available without unreasonable effort.
Additional Information and Where to Find It
This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares. On April 29, 2016, Brocade filed a Registration Statement on Form S-4 (including a Prospectus/Offer to Exchange, a related Letter of Transmittal and other exchange offer documents (collectively, the “Registration Statement”)) related to the transaction with the U.S. Securities and Exchange Commission (“SEC”) and may file additional amendments thereto. Also on April 29, 2016, Brocade and a wholly-owned subsidiary of Brocade filed a Tender Offer Statement on Schedule TO related to the transaction with the SEC and may file additional amendments thereto. In addition, on April 29, 2016, Ruckus Wireless, Inc. (“Ruckus”) filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC and may file amendments thereto. Brocade and Ruckus may also file other documents with the SEC related to the transaction. This document is not a substitute for the Registration Statement, the Tender Offer Statement, the Solicitation/Recommendation Statement or any other document that Brocade or Ruckus may file with the SEC related to the transaction (collectively, the “Exchange Offer Materials”). THE EXCHANGE OFFER MATERIALS CONTAIN IMPORTANT INFORMATION. RUCKUS STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS (AS THEY MAY BE AMENDED FROM TIME TO TIME) CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF RUCKUS STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR STOCK. The Exchange Offer Materials are available to all holders of Ruckus stock at no expense to them at the SEC’s website at www.sec.gov. Copies of the Registration Statement, the Tender Offer Statement and the Solicitation/Recommendation Statement may be obtained for free by contacting Brocade’s Investor Relations department at (408) 333-0233 or at IR@Brocade.com.

In addition to the Exchange Offer Materials, Brocade and Ruckus file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by Brocade and Ruckus at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Brocade’s and Ruckus’ filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

The information in Item 8.01 of this Current Report on Form 8-K constitutes forward-looking statements that are based on current expectations as of the date hereof and involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly. The risks, uncertainties and assumptions include, but are not limited to: the fact that the preliminary financial results presented herein are preliminary; the fact that accounting adjustments may be made in connection with the final closing of the books for the quarter; the effect on Brocade of increasing market competition and changes in the industry; the impact on Brocade of conditions in the market for Storage Area Networking products; Brocade’s ability to execute on its sales strategy and plans for future operations; the impact on Brocade of macroeconomic trends and events and changes in IT spending levels; Brocade’s ability to introduce and achieve market acceptance of new products and support offerings on a timely basis; risks associated with Brocade’s international operations; and integration and other risks associated with acquisitions, divestitures and strategic investments, including Brocade’s recently announced proposed acquisition of Ruckus Wireless, Inc. These and other risks are set forth in more detail in Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015 and Brocade’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 30, 2016. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit

Number	Description of Document

99.1	Press release, dated May 2, 2016, regarding preliminary financial results of Brocade Communications Systems, Inc. for the second fiscal quarter ended April 30, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Date:	May 2, 2016	By:	/s/ Daniel W. Fairfax
Daniel W. Fairfax
Senior Vice President and Chief Financial Officer